                                 EXHIBIT 24

                             POWER OF ATTORNEY



          The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 11, 1998                      /S/DONALD KOOP, CHAIRMAN OF THE BOARD AND
                                  DIRECTOR
                                  (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 13, 1998                 /S/RUSSEL H. VANGILDER, JR., VICE CHAIRMAN OF THE
                             BOARD AND DIRECTOR
                            (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 8, 1998                        /S/ROGER L. BOYD, DIRECTOR
                                   (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 7, 1998                    /S/JAMES G. BUICK, DIRECTOR
                               (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 10, 1998                     /S/JOHN S. CARTON, DIRECTOR
                                 (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 11, 1998                    /S/RONALD A. DEYOUNG, DIRECTOR
                                (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 11, 1998                     /S/PARKER T. FELDPAUSCH, DIRECTOR
                                 (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 8, 1998                       /S/MARTIN HILL, DIRECTOR
                                  (Sign and print name and title)

                             POWER OF ATTORNEY



         The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, his attorneys or attorney to execute in his name, place, and stead, a Form 10-K Annual Report of Spartan Stores, Inc. for its fiscal year ended March 28, 1998, and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.



DATE                                              SIGNATURE


May 13, 1998                       /S/DAN R. PREVO, DIRECTOR
                                   (Sign and print name and title)